EXHIBIT 10.2


                      [McGLADREY & PULLEN, LLP LETTERHEAD]





                         Consent of Independent Auditors



Circle Group Internet, Inc.
Mundelein, Illinois

We consent to the inclusion in the Registration Statement on Form 10-SB of Circle Group Internet, Inc. and subsidiaries of our report dated January 18, 2002, relating to the consolidated financial statements of Circle Group Internet, Inc. as of December 31, 2000, and for the year then ended.

/s/  McGladrey & Pullen, LLP

Chicago, Illinois
January 23, 2002